Consolidated Statements of Loss and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
REVENUE
Petroleum and natural gas sales, net of royalties	$ 114,675	$ 140,096
Finance revenue	106	471
Other revenue	641	0
Revenue	115,422	140,567
EXPENSES
Production and operating	64,462	50,626
Selling costs	2,111	1,287
General and administrative	11,990	16,611
Foreign exchange loss (gain)	24	(147)
Finance costs	2,520	4,256
Depletion, depreciation and amortization	31,049	34,948
Asset retirement obligation accretion	259	215
(Gain) loss on financial instruments	(6,621)	2,845
Impairment loss	73,495	7,937
Gain on disposition of assets	0	(114)
Total expenses	179,289	118,464
(Loss) earnings before income taxes	(63,867)	22,103
Income tax expense - current	13,530	26,098
NET LOSS	(77,397)	(3,995)
OTHER COMPREHENSIVE INCOME
Currency translation adjustments	766	2,073
COMPREHENSIVE LOSS	$ (76,631)	$ (1,922)
Net loss per share
Basic	$ (1.07)	$ (0.06)
Diluted	$ (1.07)	$ (0.06)